Blue Apron Q1’23 Presentation May 4, 2023

2 Disclaimers: Forward Looking Statements and Use of Non-GAAP Information This presentation includes statements concerning Blue Apron Holdings, Inc. (“Blue Apron”) and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the sufficiency of the company’s cash resources and its ability to continue to operate as a going concern in the event that prior to the middle of June 2023, (i) the company is unable to obtain sufficient additional funding or raise additional capital, including through its February 2023 at-the-market offering or otherwise, (ii) RJB Partners, LLC, and certain other affiliates of Joseph N. Sanberg do not fund their remaining respective obligations under the $56.5 million private placement and $12.7 million gift card transaction, (iii) the company is unable to dispose of some or all of the pledged securities securing the RJB private placement obligation in a private or other sale and receive cash proceeds sufficient to meet its near-term obligations, or (iv) the company is unable to realize the anticipated benefits from identified, and to be identified, expense reductions or incurs unforeseen additional cash expenses; the company’s ability to execute one or more financing opportunities and/or other strategic transactions, including significant commercial partnerships, prior to the middle of June 2023, if at all, and there can be no assurance that any such transactions will achieve the anticipated benefits for the company’s stockholders; the company’s ability, including the timing and extent, to successfully support the execution of its strategy; the company’s ability to cost-effectively attract new customers and retain existing customers (including on the one hand, its ability to execute its marketing strategy with a reduced marketing budget, or on the other hand, its ability to sustain any increase in demand the company may experience), and its ability to continue to expand its product offerings and distribution channels; the company’s ability to sustain any increase in demand and/or ability to continue to execute operational efficiency practices announced in December 2022, including managing its corporate workforce reduction costs and the impact of its workforce reduction on executing its strategy; the company’s expectations regarding, and the stability of, its supply chain, including potential shortages, interruptions or continued increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of inflation or otherwise; the company’s ability to respond to changes in consumer behaviors, tastes and preferences that could lead to changes in demand, including as a result of, among other things, the impact of inflation or other macroeconomic factors, and to some extent, long-term impacts on consumer behavior and spending habits; the company’s ability to attract and retain qualified employees and personnel in sufficient numbers; the company’s ability to effectively compete; the company’s ability to maintain and grow the value of its brand and reputation; any material challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of its fulfillment centers, supply chain or carrier

3 interruptions or delays, and any resulting need to cancel or shift customer orders; the company’s ability to achieve its environmental, social and corporate governance goals on its anticipated timeframe, if at all; the company’s ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; the company’s ability to comply with modified or new laws and regulations applying to its business, or the impact that such compliance may have on its business; the company’s vulnerability to adverse weather conditions, natural disasters, wars, and public health crises, including pandemics; the company’s ability to protect the security and integrity of its data and protect against data security risks and breaches; the company’s ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 16, 2023 and the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC on May 4, 2023, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this presentation, whether as a result of any new information, future events, or otherwise. This presentation also includes adjusted EBITDA and free cash flow, which are non-GAAP financial measures that are not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, these non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of these measures e to the most directly comparable GAAP measure is included in the Appendix to this presentation. Disclaimers: Forward Looking Statements and Use of Non-GAAP Information

4 Linda Findley President and Chief Executive Officer

5 (1) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22, through third-party sales platforms in a given reporting period divided by the number of Orders in that period (2) We define Orders as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22, through third-party sales platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers (3) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22 through third-party sales platforms in a given reporting period divided by the number of Customers in that period (4) We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period (5) We determine our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our ecommerce platforms and, beginning in 2Q22 through third-party sales platforms in a given reporting period FIRST QUARTER 2023 RECAP $70.27 326,000 4.9 $346 ~658,000 Average Order Value +11.6% YoY (1)(2) Average Revenue Per Customer(3) Orders Per Customer(4)(5) Customers in Q1’23(5) Customers over last 12 months(5)

66 STRATEGIC INITIATIVES 1 Acquire and Retain Profitable Customers While Managing Marketing Spend Drive Margin Improvements Execute Disciplined Cost Management in PTG&A 2 3

7 ~24%~50% MARKETING EFFICIENCIES SEQUENTIAL INCREASE IN CONVERSATION RATE REDUCTION IN COST PER ACQUISITION Lowest Levels Since 2019 (1) XXX (2) XX

8 DRIVING MARGIN IMPROVEMENTS 330 bps 90 bps YoY Improvement in Variable Margin(1) QoQ Improvement in Variable Margin(2) Disciplined Cost Management & Productivity Improvements Strengthening Variable Margin… (1) Variable Margin for the three months ended March 31, 2023 totaled 35.8% versus 32.5% in the three months ended March 31, 2022 (2) Variable Margin for the three months ended March 31, 2023 totaled 35.8% versus 34.9% in the three months ended December 31, 2022

9 Reductions in idle time on packlines Consolidating shipments into a smaller number of trucks Improving material handling and inventory management

10 DISCIPLINED COST MANAGEMENT YoY Reduction in Net Cash Used In Operating Activities 67% Actively pursuing one or more financing opportunities and/or other strategic transactions, including significant commercial partnerships, which need to close prior to the middle of June 2023 in order to meet near-term obligations 64% YoY Reduction in Free Cash Flow Burn

11 Mitch Cohen Interim Chief Financial Officer

12 1Q23 PERFORMANCE Net Revenue ($M) $113.1 Million -3.97% vs 1Q22

13 13.7% YoY Growth -5.6% -4.0% Average Revenue Per Customer(1) Orders Per Customer(2) Average Order Value(3) -3.1% 2.2%8.6%-0.6% -7.5% 7.0% 1Q23 KPI PERFORMANCE (1) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22 through third-party sales platforms in a given reporting period divided by the number of Customers in that period (2) We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period (3) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22 through third-party sales platforms in a given reporting period divided by the number of Orders in that period 12.2% -2.0% 14.7%7.8% -3.9% 11.6%

14 1Q23 PERFORMANCE Variable Margin(1) 35.8% +330 bps YoY PTG&A ($M) $35.7 Million -18.7% YoY % of Net Revenue 37.3% 31.5% 34.3% (1) Represents net revenue less cost of goods sold, excluding depreciation and amortization, as a percentage of net revenue 32.1% 31.6%

15 Net Loss ($M) $(17.0) Million Disciplined cost management with improved marketing and operational efficiencies 1Q23 PERFORMANCE Q1‘22 Q2 ‘22 $ (23) Q1 ‘22 Adjusted EBITDA ($M)(¹) $(8.7) Million Q2 ‘22 (1) Adjusted EBITDA is defined as net income (loss) before interest income (expense), net, other operating expense, gain (loss) on extinguishment of debt, other income (expense), net, benefit (provision) for income taxes, depreciation and amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA Q3 ‘22 Q3 ‘22Q4 ‘22 Q4 ‘22Q1 ‘23 Q1 ‘23

Q&A

Appendix: Adjusted EBITDA Reconciliation

19 Reconciliation of Quarterly Net Income (Loss) to Adjusted EBITDA Q1 2022 Q4 2022 Q1 2023 (in millions) Net income (loss) $(39) $(22) $(17) Share-based compensation 2 1 1 Depreciation and amortization 6 5 4 Other operating expense - 1 - Gain (loss) on extinguishment of debt - - 2 Interest (income) expense, net 2 1 1 Other (income) expense (2) - - Provision (benefit) for income taxes 0 0 0 Adjusted EBITDA $(31) $(14) $(9)

20 Reconciliation of Quarterly Net Cash From (Used in) Operating Activities to Free Cash Flow Q1 2022 Q1 2023 (in millions) Net cash from (used in) operating activities $(29) $(10) Purchases of property and equipment (1) (1) Free cash flow $(30) $(11)